________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                       DATE OF REPORT -- DECEMBER 1, 1999
                       (DATE OF EARLIEST EVENT REPORTED)

                              -------------------

                          HONEYWELL INTERNATIONAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              -------------------

           DELAWARE                        1-8974                        22-2640650
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER
      OF INCORPORATION)                                            IDENTIFICATION NUMBER)

         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 455-2000

________________________________________________________________________________

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

    Included in the Current Report on Form 8-K of Honeywell International Inc. filed on December 3, 1999.

    (b) Pro Forma Financial Information.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

    On December 1, 1999 after the close of trading on the New York Stock Exchange, AlliedSignal Inc. and Honeywell Inc. consummated a merger pursuant to an Agreement and Plan of Merger dated as of June 4, 1999. Under the merger agreement, a wholly owned subsidiary of AlliedSignal merged with and into Honeywell. As a result of the merger, Honeywell has become a wholly owned subsidiary of AlliedSignal. AlliedSignal changed its name to Honeywell International Inc. at the effective time of the merger pursuant to the merger agreement.

    Under the merger agreement, each issued and outstanding share of Honeywell common stock was converted into the right to receive 1.875 shares of Honeywell International common stock, with fractional shares paid in cash. Former Honeywell shareowners were entitled to receive approximately 241 million shares of Honeywell International common stock in exchange for their shares of Honeywell common stock they held at the effective time of the merger. In addition, outstanding former Honeywell employee stock options were converted at the same exchange factor into options to purchase approximately 10 million shares of Honeywell International common stock.

    The following unaudited pro forma combined condensed financial statements combine the historical consolidated balance sheets and statements of income of AlliedSignal and Honeywell giving effect to the merger using the pooling of interests method of accounting for a business combination. Under this method of accounting, AlliedSignal and Honeywell are treated as if they had always been combined for accounting and financial reporting purposes.

    We derived this information from the audited consolidated financial statements of AlliedSignal for the years ended December 31, 1998, 1997 and 1996 and the unaudited consolidated financial statements of AlliedSignal for the nine months ended September 30, 1999 and 1998, and from the audited consolidated financial statements of Honeywell for the years ended December 31, 1998, 1997 and 1996 and the unaudited consolidated financial statements of Honeywell for the nine months ended October 3, 1999 and October 4, 1998. The information is only a summary and you should read it in conjunction with our historical financial statements and related notes contained in the annual reports, quarterly reports and other information that we have filed with the SEC.

    The unaudited pro forma combined condensed statements of income for the years ended December 31, 1998, 1997 and 1996 and the first nine months of 1999 and 1998 assume the merger was effected on January 1, 1996. The unaudited pro forma combined condensed balance sheet gives effect to the merger as if it had occurred at the end of the combined company's third quarter of 1999. The accounting policies of Honeywell and AlliedSignal are substantially comparable. Consequently, we did not make adjustments to the unaudited pro forma combined condensed financial statements to conform the accounting policies of the two companies.

    The unaudited pro forma combined condensed financial information is for illustrative purposes only. The companies may have performed differently had they always been combined. You should not rely on the pro forma combined condensed financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that Honeywell International will experience after the merger.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                                  HISTORICAL
                                    --------------------------------------
                                       ALLIEDSIGNAL          HONEYWELL         PRO FORMA      PRO FORMA
                                    SEPTEMBER 30, 1999    OCTOBER 3, 1999    ADJUSTMENTS(1)   COMBINED
                                    ------------------    ---------------    --------------   --------
                                                               (IN MILLIONS)
ASSETS
Current assets:
    Cash and cash equivalents.....        $   981              $  144           $              $ 1,125
    Accounts and notes
      receivable..................          1,984               1,860                            3,844
    Inventories...................          2,326               1,155                            3,481
    Other current assets..........            576                 292                              868
                                          -------              ------           -------        -------
        Total current assets......          5,867               3,451                            9,318
Investments and long-term
  receivables.....................            436                 323                              759
Property, plant and equipment.....          9,317               3,488                           12,805
Accumulated depreciation and
  amortization....................         (4,965)             (2,155)                          (7,120)
Goodwill -- net...................          3,094               1,028                            4,122
Other assets......................          1,204               1,124                            2,328
                                          -------              ------           -------        -------
    Total assets..................        $14,953              $7,259           $--            $22,212
                                          -------              ------           -------        -------
                                          -------              ------           -------        -------

LIABILITIES
Current liabilities:
    Accounts payable..............        $ 1,273              $  640           $              $ 1,913
    Short-term borrowings.........             58                  26                               84
    Commercial paper..............          1,513                  --                            1,513
    Current maturities of
      long-term debt..............            195                 109                              304
    Accrued liabilities...........          1,745               1,458               135 (5)      3,338
                                          -------              ------           -------        -------
        Total current
          liabilities.............          4,784               2,233               135          7,152
Long-term debt....................          1,287               1,193                            2,480
Deferred income taxes.............            802                  56                              858
Postretirement benefit obligations
  other than pensions.............          1,664                 319                            1,983
Other liabilities.................            993                 294                            1,287

SHAREOWNERS' EQUITY
Capital -- common stock issued....            716                 281               (41)(6)        956
       -- additional paid-in
       capital....................          3,323                 816            (1,986)(6)      2,153
Common stock held in treasury, at
  cost............................         (4,265)             (2,027)            2,027 (6)     (4,265)
Accumulated other nonowner
  changes.........................           (270)                (43)                            (313)
Retained earnings.................          5,919               4,137              (135)(5)      9,921
                                          -------              ------           -------        -------
        Total shareowners'
          equity..................          5,423               3,164              (135)         8,452
                                          -------              ------           -------        -------
    Total liabilities and
      shareowners' equity.........        $14,953              $7,259           $--            $22,212
                                          -------              ------           -------        -------
                                          -------              ------           -------        -------

   See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                   Statements

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                       FOR THE FIRST NINE MONTHS OF 1999

                                               HISTORICAL
                                  -------------------------------------
                                    ALLIEDSIGNAL          HONEYWELL
                                  NINE MONTHS ENDED   NINE MONTHS ENDED                      PRO
                                    SEPTEMBER 30,        OCTOBER 3,         PRO FORMA       FORMA
                                        1999                1999          ADJUSTMENTS(1)   COMBINED
                                        ----                ----          --------------   --------
                                               (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Net sales.......................       $11,252             $6,324            $             $17,576
                                       -------             ------                          -------
Costs, expenses and other:
    Cost of goods sold..........         8,730              4,661                           13,391
    Selling, general and
      administrative expenses...         1,171                972                            2,143
    Gain on sale of
      non-strategic
      businesses................          (106)           --                                  (106)
    Equity in income of
      affiliated companies......           (12)                (2)                             (14)
    Other (income) expense......          (287)                (8)                            (295)
    Interest and other financial
      charges...................           107                 85                              192
                                       -------             ------            --------      -------
                                         9,603              5,708                           15,311
                                       -------             ------            --------      -------
Income before taxes on income...         1,649                616                            2,265
Taxes on income.................           528                203                              731
                                       -------             ------            --------      -------
Net income......................       $ 1,121             $  413            $--           $ 1,534
                                       -------             ------            --------      -------
                                       -------             ------            --------      -------
Earnings per share of common
  stock -- basic................       $  2.03             $ 3.25                          $  1.94(3)
Earnings per share of common
  stock -- assuming dilution....          1.98               3.20                             1.90(3)
Weighted average number of
  shares outstanding -- basic...           553                127                              791(3)
Weighted average number of
  shares outstanding -- assuming
  dilution......................           566                129                              808(3)
Cash dividends per share of
  common stock..................          0.51               0.87                             0.51(3)

   See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                   Statements

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                       FOR THE FIRST NINE MONTHS OF 1998

                                               HISTORICAL
                                  -------------------------------------
                                    ALLIEDSIGNAL          HONEYWELL
                                  NINE MONTHS ENDED   NINE MONTHS ENDED
                                    SEPTEMBER 30,        OCTOBER 4,         PRO FORMA      PRO FORMA
                                        1998                1998          ADJUSTMENTS(1)    COMBINED
                                        ----                ----          --------------    --------
                                                (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Net sales.......................       $11,256             $6,078             $              $17,334
                                       -------             ------                            -------
Cost, expenses and other:
    Cost of goods sold..........         8,596              4,474                             13,070
    Selling, general and
      administrative expenses...         1,200                985                              2,185
    Equity in income of
      affiliated companies......           (82)                (5)                               (87)
    Other (income) expense......             9                 (8)                                 1
    Interest and other financial
      charges...................           104                 83                                187
                                       -------             ------             ------         -------
                                         9,827              5,529                             15,356
                                       -------             ------             ------         -------
Income before taxes on income...         1,429                549                              1,978
Taxes on income.................           450                181                                631
                                       -------             ------             ------         -------
Net income......................       $   979             $  368             $--            $ 1,347
                                       -------             ------             ------         -------
                                       -------             ------             ------         -------
Earnings per share of common
  stock -- basic................       $  1.74             $ 2.91                            $  1.69(3)
Earnings per share of common
  stock -- assuming dilution....          1.70               2.87                               1.65(3)
Weighted average number of
  shares outstanding -- basic...           562                126                                798(3)
Weighted average number of
  shares outstanding -- assuming
  dilution......................           576                128                                816(3)
Cash dividends per share of
  common stock..................          0.45               0.84                               0.45(3)

   See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                   Statements

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                       HISTORICAL                             PRO
                                                ------------------------     PRO FORMA       FORMA
                                                ALLIEDSIGNAL   HONEYWELL   ADJUSTMENTS(1)   COMBINED
                                                ------------   ---------   --------------   --------
                                                      (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Net sales.....................................    $15,128       $8,427         $            $23,555
                                                  -------       ------                      -------
Costs, expenses and other:
    Cost of goods sold........................     11,476        6,213                       17,689
    Selling, general and administrative
      expenses................................      1,690        1,318                        3,008
    Equity in income of affiliated
      companies...............................       (150)         (12)                        (162)
    Other (income) expense....................          7          (34)                         (27)
    Interest and other financial charges......        162          113                          275
                                                  -------       ------         ------       -------
                                                   13,185        7,598                       20,783
                                                  -------       ------         ------       -------
Income before taxes on income.................      1,943          829                        2,772
Taxes on income...............................        612          257                          869
                                                  -------       ------         ------       -------
Net income....................................    $ 1,331       $  572         $--          $ 1,903
                                                  -------       ------         ------       -------
                                                  -------       ------         ------       -------
Earnings per share of common stock -- basic...    $  2.37       $ 4.54                      $  2.38(3)
Earnings per share of common stock -- assuming
  dilution....................................       2.32         4.48                         2.34(3)
Weighted average number of shares
  outstanding -- basic........................        562          126                          798(3)
Weighted average number of shares
  outstanding -- assuming dilution............        574          128                          814(3)
Cash dividends per share of common stock......       0.60         1.13                         0.60(3)

   See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                   Statements

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                       HISTORICAL                             PRO
                                                ------------------------     PRO FORMA       FORMA
                                                ALLIEDSIGNAL   HONEYWELL   ADJUSTMENTS(1)   COMBINED
                                                ------------   ---------   --------------   --------
                                                      (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Net sales.....................................    $14,472       $8,027         $            $22,499
                                                  -------       ------                      -------
Costs, expenses and other:
    Cost of goods sold........................     11,481        5,963                       17,444
    Selling, general and administrative
      expenses................................      1,581        1,359                        2,940
    Gain on sale of non-strategic
      businesses..............................       (226)         (77)                        (303)
    Equity in income of affiliated
      companies...............................       (178)         (13)                        (191)
    Other (income) expense....................        (77)         (10)                         (87)
    Interest and other financial charges......        175          102                          277
                                                  -------       ------         ------       -------
                                                   12,756        7,324                       20,080
                                                  -------       ------         ------       -------
Income before taxes on income.................      1,716          703                        2,419
Taxes on income...............................        546          232                          778
                                                  -------       ------         ------       -------
Net income....................................    $ 1,170       $  471         $--          $ 1,641
                                                  -------       ------         ------       -------
                                                  -------       ------         ------       -------
Earnings per share of common stock -- basic...    $  2.07       $ 3.71                      $  2.04(3)
Earnings per share of common stock -- assuming
  dilution....................................       2.02         3.65                         2.00(3)
Weighted average number of shares
  outstanding -- basic........................        565          127                          803(3)
Weighted average number of shares
  outstanding -- assuming dilution............        580          129                          822(3)
Cash dividends per share of common stock......       0.52         1.09                         0.52(3)

   See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                   Statements

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                       HISTORICAL                             PRO
                                                ------------------------     PRO FORMA       FORMA
                                                ALLIEDSIGNAL   HONEYWELL   ADJUSTMENTS(1)   COMBINED
                                                ------------   ---------   --------------   --------
                                                      (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Net sales.....................................    $13,971       $7,312         $            $21,283
                                                  -------       ------                      -------
Costs, expenses and other:
    Cost of goods sold........................     11,606        5,329                       16,935
    Selling, general and administrative
      expenses................................      1,511        1,313                        2,824
    Gain on sale of non-strategic
      businesses..............................       (655)       --                            (655)
    Equity in income of affiliated
      companies...............................       (143)         (13)                        (156)
    Other (income) expense....................        (87)          (8)                         (95)
    Interest and other financial charges......        186           81                          267
                                                  -------       ------         ------       -------
                                                   12,418        6,702                       19,120
                                                  -------       ------         ------       -------
Income before taxes on income.................      1,553          610                        2,163
Taxes on income...............................        533          207                          740
                                                  -------       ------         ------       -------
Net income....................................    $ 1,020       $  403         $--          $ 1,423
                                                  -------       ------         ------       -------
                                                  -------       ------         ------       -------
Earnings per share of common stock -- basic...    $  1.80       $ 3.18                      $  1.77(3)
Earnings per share of common stock -- assuming
  dilution....................................       1.76         3.11                         1.73(3)
Weighted average number of shares
  outstanding -- basic........................        566          127                          804(3)
Weighted average number of shares
  outstanding -- assuming dilution............        580          130                          824(3)
Cash dividends per share of common stock......       0.45         1.06                         0.45(3)

   See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                   Statements

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                         CONDENSED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

    The unaudited pro forma combined condensed statements of income are based on the audited consolidated statements of income of AlliedSignal for the years ended December 31, 1998, 1997 and 1996 and the unaudited consolidated statements of income of AlliedSignal for the nine months ended September 30, 1999 and 1998, and the audited consolidated income statements of Honeywell for the years ended December 31, 1998, 1997 and 1996, and the unaudited consolidated income statements of Honeywell for the nine months ended October 3, 1999 and October 4, 1998. No pro forma adjustments were necessary in preparing the unaudited pro forma combined condensed statements of income. The unaudited pro forma combined condensed balance sheet is based on the unaudited consolidated balance sheet of AlliedSignal as of September 30, 1999 and on the unaudited consolidated statement of financial position of Honeywell as of October 3, 1999.

    AlliedSignal's and Honeywell's respective consolidated financial statements were prepared in conformity with generally accepted accounting principles and required management of AlliedSignal and Honeywell, as applicable, to make estimates and assumptions that affected the reported amounts in the financial statements and related disclosures in the accompanying notes. In our opinion, the unaudited pro forma combined condensed financial statements include all adjustments necessary to present fairly the results of the periods presented. Actual results could differ materially from these estimates.

Note 2. Accounting Principles and Financial Statement Classifications

    The accounting policies of AlliedSignal and Honeywell were substantially comparable. Consequently, we did not make adjustments to the unaudited pro forma combined condensed financial statements to conform the accounting policies of the combining companies.

    We have reclassified certain items in the historical financial statements of AlliedSignal and Honeywell to conform to the presentation expected to be used by Honeywell International.

Note 3. Pro Forma Earnings Per Share and Dividends Per Share

    The 'pro forma combined earnings per share of common stock -- basic' is based on net income and the weighted average number of outstanding common shares. 'Earnings per share of common stock -- assuming dilution' is based on net income and the weighted average number of outstanding common shares and the dilutive effect of stock options and restricted stock units. The weighted average number of outstanding common shares has been adjusted to reflect the exchange ratio of 1.875 shares of Honeywell International common stock for each share of Honeywell common stock.

    The pro forma combined dividends per share reflect the dividends paid by AlliedSignal.

Note 4. Intercompany Transactions

    There were no significant transactions between AlliedSignal and Honeywell during any of the periods presented.

Note 5. Merger-Related and Integration-Related Expenses

    We estimate that merger-related transaction and period expenses, consisting of investment banking and legal fees, former Honeywell deferred compensation vested upon change of control and other direct merger-related expenses incurred in the fourth quarter of 1999 are approximately $135 million. We have reflected these fees and expenses as an increase to accrued liabilities and a reduction in retained earnings in the unaudited pro forma combined condensed balance sheet as of the end of the third quarter of 1999. We have not reflected this charge in the unaudited pro forma combined condensed statements of income or in the pro forma combined per share data.

    Upon completion of the merger between AlliedSignal and Honeywell on December 1, 1999, we recognized a pretax charge of $642 million for the cost of actions designed to improve our combined competitiveness and productivity and improve future profitability. The merger-related actions included the elimination of redundant corporate offices and functional administrative overhead; elimination of redundant and excess facilities and workforce in our combined aerospace businesses; adoption of six sigma productivity initiatives at the former Honeywell businesses; and the transition to a global shared services model. The components of the charge included severance costs of $342 million, asset impairments of $108 million, other exit costs of $57 million, as well as the merger-related transaction and period expenses of $135 million described in the preceeding paragraph. Except for the $135 million of merger-related transaction and period expenses, the unaudited pro forma combined condensed financial statements reflect neither the impact of these charges nor the benefits from the expected cost savings or revenue enhancements.

Note 6. Other Pro Forma Adjustments

    We have made pro forma adjustments to the unaudited pro forma combined condensed balance sheet to reflect the cancellation of Honeywell common stock accounted for as treasury stock and the assumed issuance of approximately 240 million shares of Honeywell International common stock in exchange for all of the shares of Honeywell common stock outstanding as of the balance sheet date.

    (c) Exhibits.

    Included in the Current Report on Form 8-K of Honeywell International Inc. filed on December 3, 1999.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HONEYWELL INTERNATIONAL INC.
                                          By:     /s/ RICHARD J. DIEMER, JR.
                                              ..................................
                                                   RICHARD J. DIEMER, JR.
                                                VICE PRESIDENT AND CONTROLLER

Date: February 14, 2000